Remuneration and other benefits paid to the Bank’s directors and senior managers	12 Months Ended
Dec. 31, 2024
Remuneration And Other Benefits Paid To The Bank's Directors And Senior Managers [Abstract]
Remuneration and other benefits paid to the Bank's directors and senior managers	Remuneration and other benefits paid to the Bank’s directors and senior managersThe following section contains qualitative and quantitative disclosures on the remuneration paid to the members of the board of directors —both executive and non-executive directors— and senior managers for 2024 and 2023
a) Remuneration of Directors
i. Bylaw-stipulated emoluments
The annual general meeting held on 22 March 2013 approved an amendment to the Bylaws, whereby the remuneration of directors in their capacity as board members became an annual fixed amount determined by the annual general meeting. This amount shall remain in effect unless the shareholders resolve to change it at a general meeting. However, the board of directors may elect to reduce the amount in any years in which it deems such action justified.
The maximum remuneration established by the annual general meeting was EUR 6 million in 2024 (EUR 6 million in 2023), with two components: (a) an annual emolument and (b) attendance fees.
The specific amount payable for the above-mentioned items to each of the directors is determined by the board of directors. For such purpose, it takes into consideration the positions held by each director on the board, their membership of the board and the board committees and their attendance to the meetings thereof, and any other objective circumstances considered by the board.
The total Bylaw-stipulated emoluments earned by the directors in 2024 amounted to EUR 5.4 million (EUR 5.3 million in 2023).
Annual allotment
In accordance with the remuneration policy approved at the general shareholders' meeting on 22 March 2024, the annual allotment for board and committee membership are for the same amounts for annual allotments as those initially established for 2023, except for the responsible banking, sustainability and culture committee, which was updated to EUR 28,000 ,thus equalizing its remuneration to other committees of mandatory existence, considering the importance and complexity of the matters addressed in it. Each director received the amounts for serving on the board and its committees and positions held in them included in the chart below for 2023 and 2024:

Amount per director in euros	2024	2023
Members of the board of directors	98,000	98,000
Members of the executive committee	170,000	170,000
Members of the audit committee	43,000	43,000
Members of the appointments committee	28,000	28,000
Members of the remuneration committee	28,000	28,000
Members of the risk supervision, regulation and compliance committee	43,000	43,000
Members of the responsible banking, sustainability and culture committee	28,000	18,000
Members of the innovation and technology committee	28,000	28,000
Chair of the audit committee	70,000	70,000
Chair of the appointments committee	50,000	50,000
Chair of the remuneration committee	50,000	50,000
Chair of the risk supervision, regulation and compliance committee	70,000	70,000
Chair of the responsible banking, sustainability and culture committee	50,000	50,000
Chair of the innovation and technology committee	70,000	70,000
Lead independent directorA	110,000	110,000
Non-executive Vice Chair	30,000	30,000
A.Glenn Hutchins has been allocated EUR 700,000 (including annual allowances and attendance fees) in minimum total annual pay set for the required time and dedication to perform his roles.
Attendance fees
The directors receive fees for attending board and committee meetings, excluding executive committee meetings, where no attendance fees are received.
Since we had not reviewed the attendance fees since 2016, shareholders at the 2024 AGM approved an increase of 4% in respect of 2023. This increase compensates for board members' greater time commitment in relation to those of other comparable banking groups, based on an independent expert analysis carried out in 2023. So the amounts for 2024 and 2023 are as follows:

Attendance fees per director per meeting in euros	2024	2023
Board of directors	2,704	2,600
Audit committee and risk supervision, regulation and compliance committee	1,768	1,700
Other committees (excluding executive committee)	1,560	1,500
ii. Salaries
The executive directors receive salaries. In accordance with the policy approved by the annual general meeting, salaries are composed of a fixed annual remuneration and a variable one, which consists in a unique incentive, which is a deferred variable remuneration plan linked to multi-year objectives, which establishes the following payment scheme:
•40% of the variable remuneration amount, determined at year-end on the basis of the achievement of the established objectives, is paid immediately.
•The remaining 60% is deferred over five years, to be paid in five portions, provided that the conditions of permanence in the Group and non-concurrence of the malus clauses are met, and subject to long term metrics, taking into account the following accrual scheme:
–The accrual of the first and second portion (payment in 2026 and 2027) will be conditional on none of the malus clauses being triggered.
–The accrual of the third, fourth, and fifth portion (payment in 2028, 2029 and 2030), is linked to objectives related to the period 2024—2026 and the metrics and scales associated with these objectives. The fulfilment of the objectives determines the percentage to be paid of the deferred amount in these three annuities, and these targets can reduce these amounts and the number of deferred instruments, or increase them up to a maximum achievement ratio of 125%, so executives have the incentive to exceed their targets.
In accordance with current remuneration policies, the amounts already paid will be subject to a possible recovery (clawback) by the Bank during the period set out in the policy in force at each moment.
The immediate payment (or short-term), as well as each deferred payment (linked to long term metrics and not linked to long-term metrics) will be settled 50% in cash and the remaining 50% in instruments, consisting of Banco Santander, S.A. shares and restricted stock units (RSUs) of PagoNxt, split as:
◦ the amount of PagoNxt RSUs set for each year; and
◦ the rest, all in shares of Banco Santander, S.A.
Comparative of executive remuneration (Chair and CEO)
On the remuneration committee’s recommendation, and due to the excellent business results and total shareholder return in 2023, in order to ensure a competitive remuneration compared to other peer groups, the board resolved to increase 5% the annual salary for Ana Botín and Héctor Grisi in 2024 versus 2023.

Variable contributions to pensions were not modified in 2024, so the amounts are the 22% of the 30% of the last three assigned bonus' average.
2024 was a groundbreaking year in our transformation. We delivered solid operating performance and profitable growth, with record attributable profit of EUR 12,574 million on the back of a strong increase in revenue that grew far above costs, and all this progress with an improvement in cost of risk. These excellent results enabled us to achieve the targets we set for the year: a CET1 ratio of 12.8% (far exceeding forecasts and driven by strong net organic capital generation of over 200 basis points) and shareholder value creation (TNAV per share plus cash DPS up 14% year on year and cash dividend per share of up 39% year on year). All this, coupled with our business model and robust balance sheet, enabled us to achieve an initial bonus pool of 172.30%. However, to make this pool more consistent with shareholder returns, the board approved a negative adjustment of 27.30%.
Moreover, the ratio of executive directors’ total remuneration to underlying attributable profit fell to 0.18% from 0.19% in 2023.
iii. Detail by director
The detail, by bank director, of the short-term (immediate) and deferred (not subject to long-term goals) remuneration for 2024 and 2023 is provided below:

EUR thousand
	2024
	Bylaw-stipulated emoluments
	Annual emolument
	BoardF	Executive committee	Audit[1] committee	Nomination committee[2]	Remuneration committee	Risk supervision, regulation and compliance oversight committee[3]	Responsible banking, sustainability and culture committee[4]	Innovation and technology committee[5]	Attendance fees and commissions
Ana Botín	98	170	—	—	—	—	—	44	56
Héctor Grisi	98	170	—	—	—	—	—	28	56
José Antonio Álvarez	128	170	—	—	—	—	—	28	56
Glenn Hutchins	415	—	—	28	78	—	—	82	97
Bruce Carnegie-BrownA	22	—	—	18	6	—	—	—	31
Homaira Akbari	98	—	43	—	—	—	28	28	88
Javier BotínB	98	—	—	—	—	—	—	—	46
Sol Daurella	98	—	—	28	28	—	50	—	88
Henrique de Castro	98	—	43	—	28	—	—	28	103
Gina Díez	98	—	—	28	—	—	28	—	71
Luis Isasi	98	170	—	—	28	43	—	—	101
Ramiro MatoC	48	83	21	—	—	21	38	—	60
Belén Romana	98	170	43	67	—	59	6	28	128
Pamela Walkden	98	—	59	—	—	97	22	—	105
Germán de la Fuente	98	—	97	—	—	43	—	—	100
Carlos BarrabésD	50	—	—	14	—	—	18	14	31
Antonio WeissE	50	—	—	—	—	—	—	—	22
Total 2024	1,791	933	306	183	168	263	190	280	1,240
Total 2023	1,700	1,147	328	162	191	285	139	287	1,096
A. Stepped down as director on 22 March 2024.
B. All amounts received were reimbursed to Fundación Botín.
C. Stepped down as director on 27 June 2024.
D. Director and member of the NC, RBSCC and ITC since 27 June 2024.
E. Director since 27 June 2024.
F. Also includes emoluments for other roles in the board.
Changes in the chairship of the committees:
1.Germán de la Fuente was appointed Chair of the AC on 23 March 2024 replacing Pamela Walkden.
2.Belén Romana was appointed Chair of the NC on 23 March 2024, succeeding Bruce Carnegie-Brown.
3.Pamela Walkden was appointed Chair of the RSRCC on 23 March 2024, replacing Belén Romana.
4.Sol Daurella assumed the chairship of the RBSCC on 23 July 2024. Pamela Walkden joined to the RBSCC on 23 March 2024, replacing Belén Romana.
5.Glenn Hutchins was appointed Chair of ITC on 23 March 2024, replacing Ana Botín.

Other remuneration includes EUR 1,000 thousand for the role as non-executive Chair of the Santander España business unit and for attending its board and committee meetings for Luis Isasi. For José Antonio Álvarez, this amount includes remuneration as strategic advisor of Grupo Santander, life and health insurance contributions (EUR 856 thousand) and the supplement for having waived the death and disability policy (EUR 710 thousand).

	2024									2023

	Short-term and deferred (not subject to long-term goals) salaries of executive directors

	Fixed	Variable - immediate payment		Deferred variable
		In cash	In instruments	In cash	In instruments	Total	Pension contribution	Other remuneration	Total	Total
Ana Botín	3,435	1,851	1,851	1,110	1,111	9,358	1,339	1,062	12,127	11,544
Héctor Grisi	3,150	1,279	1,279	767	768	7,243	1,105	437	9,137	8,257
José Antonio Álvarez	—	—	—	—	—	—	—	3,316	3,698	3,553
Glenn Hutchins	—	—	—	—	—	—	—	—	700	372
Bruce Carnegie-BrownA	—	—	—	—	—	—	—	—	78	576
Homaira Akbari	—	—	—	—	—	—	—	—	285	265
Javier BotínB	—	—	—	—	—	—	—	—	144	137
Sol Daurella	—	—	—	—	—	—	—	—	292	249
Henrique de Castro	—	—	—	—	—	—	—	—	300	284
Gina Díez	—	—	—	—	—	—	—	—	225	211
Luis Isasi	—	—	—	—	—	—	—	1,000	1,440	1,417
Ramiro MatoC	—	—	—	—	—	—	—	—	271	518
Belén Romana	—	—	—	—	—	—	—	—	599	572
Pamela Walkden	—	—	—	—	—	—	—	—	381	341
Germán de la Fuente	—	—	—	—	—	—	—	—	338	271
Carlos BarrabésD	—	—	—	—	—	—	—	—	128	—
Antonio WeissE	—	—	—	—	—	—	—	—	72	—
Total 2024	6,585	3,130	3,130	1,877	1,879	16,601	2,444	5,815	30,214	—
Total 2023	6,271	3,000	3,000	1,800	1,800	15,871	2,110	5,251		28,567
Footnotes in previous table.

Following is the detail by executive director of the salaries linked to multi-year objectives at their fair Value, which will only be received if the conditions of permanence in the Group, non-applicability of malus clauses and achievement of the established objectives are met (or, as the case may be, of the minimum thresholds thereof, with the consequent reduction of amount agreed-upon at the end of the year) in the terms described in Note 46.

EUR thousand
	2024				2023
	Variable subject to long-term objectives[1]
	In cash	In shares	In RSUs	Total	Total
Ana Botín	1,166	956	210	2,332	2,243
Héctor Grisi	806	629	176	1,611	1,537
Total	1,972	1,585	386	3,943	3,780
1. Corresponds with the fair value of the maximum amount they are entitled to in a total of 3 years: 2028, 2029 and 2030, subject to conditions of continued service, with the exceptions provided, and to the non-applicability of malus clauses and achievement of the objectives established.
The fair value has been determined at the grant date based on the valuation report of an independent expert, Willis Towers Watson. Based on the design of the plan for 2024 and the levels of achievement of similar plans in comparable entities, the fair value considered is 70% of the variable remuneration subject to long-term objectives. (see note 46).
Note 5.e below includes disclosures on the shares delivered from the deferred remuneration schemes in place in previous years and for which delivery conditions were met, as well as on the maximum number of shares that may be received in future years in connection with the aforementioned 2024 and 2023 variable remuneration plans.
b) Remuneration of the board members as representatives of the Bank
By resolution of the executive committee, all the remuneration received by the Bank’s directors who represent the Bank on the boards of directors of listed companies in which the Bank has a stake, paid by those companies and relating to appointments made on or after 18 March 2002, accrues to the Group. In 2024 the Bank’s directors did not receive any remuneration in respect of these representative duties.
On the other hand, in their personal capacity, in 2024 Homaira Akbari was paid USD 100 thousand (EUR 96 thousand) as member of the board of Santander Consumer USA Holdings, Inc. and EUR 200 thousand as member of the board of PagoNxt S.L., and Henrique de Castro and José Antonio Álvarez were each paid the same EUR 200 thousand as members of the board of PagoNxt S.L. José Antonio Álvarez also received BRL 1,135 thousand (EUR 183 thousand) as member of Banco Santander (Brasil) S.A. Likewise, Pamela Walkden was paid GBP 109 thousand (EUR 129 thousand) as member of Santander UK plc and Santander UK Group Holdings.
Likewise, Luis Isasi was paid EUR 1,000 thousand as non-executive Chair of the Santander España business unit and for attending its board and committee meetings (amounts paid by Banco Santander, S.A.).

And finally, José Antonio Álvarez, as strategic adviser of Grupo Santander, received fixed remuneration of EUR 1,750 thousand. In addition, he received the life and health insurance contributions, and the supplement for having waived the death and disability policy.
c) Post-employment and other long-term benefits
In 2012, the contracts of Ana Botín and other members of the Bank's senior management with defined benefit pension commitments were modified to transform these commitments into a defined contribution system, which covers the contingencies of retirement, disability and death. From that moment on, the Bank makes annual contributions to their pension system for their benefit.
This system gives them the right to receive benefits upon retirement, regardless of whether or not they are active at the Bank at such time, based on contributions to the system, and replaced their previous right to receive a pension supplement in the event of retirement.
The initial balance for Ana Botín in the new defined benefits system corresponded to the market value of the assets from which the provisions corresponding to the respective accrued obligations had materialised on the date on which the old pension commitments were transferred into the new benefits system.
Since 2013, the Bank has made annual contributions to the benefits system for executive directors and other members of executive team, in proportion to their respective pensionable bases, until they leave Grupo Santander or until their retirement within the Group, death, or disability.
The benefit plan system is outsourced to Santander Seguros y Reaseguros, Compañía Aseguradora, S.A., and the economic rights of the foregoing directors under this plan belong to them regardless of whether or not they are active at the Bank at the time of their retirement, death or disability.
In accordance with the provisions of the remuneration regulations, contributions made calculated on variable remuneration are subject to the discretionary pension benefits regime. Under this regime, contributions are subject to malus clauses and clawback according to the policy in force at any given time and during the same period in which the variable remuneration is deferred.
Furthermore, they must be invested in bank shares for a period of five years from the date when the executive director leaves the Group, regardless of whether or not they leave to retire. Once that period has elapsed, the amount invested in shares will be reinvested, along with the remainder of the cumulative balance corresponding to the executive director, or it will be paid to the executive director or to their beneficiaries in the event of a contingency covered by the benefits system.

As per the director´s remuneration policy approved at the 23 March 2018 general shareholder´s meeting, the system was changed with a focus on:
•Aligning the annual contributions with practices of comparable institutions.
•Reducing future liabilities by eliminating the supplementary benefits scheme in the event of death (death of spouse or parent) and permanent disability of serving directors.
•Not increasing total costs for the Bank.
The changes to the system were the following:
•Fixed and variable pension contributions were reduced to 22% of the respective pensionable bases. The gross annual salaries and the benchmark variable remuneration were increased in the corresponding amount with no increase in total costs for the Bank. The pensionable base for the purposes of the annual contributions for the executive directors is the sum of fixed remuneration plus 30% of the average of their last three variable remuneration amounts. This means complying with Circular 2/2016 of the Bank of Spain, standard 41, on pension benefits, by which a part of not less than 15% of the total contribution must be based on variable components.

For Héctor Grisi, CEO from 1 January 2023, since he has been in the position for two years, the calculation of the variable portion was done using the average of the last two variable remuneration amounts.
•The death and disability supplementary benefits were eliminated since 1 April 2018. A fixed remuneration supplement (included in other remuneration in section a.iii in this note) was implemented the same date.
•The total amount insured for life and accident insurance was increased.
The provisions recognised in 2024 and 2023 for retirement pensions were as follows:

EUR thousand
	2024	2023
Ana Botín	1,339	1,144
Héctor Grisi	1,105	966
Total	2,445	2,110
Following is a detail of the balances relating to each of the directors under the welfare system as of 31 December 2024 and 2023:

EUR thousand
	2024	2023
Ana Botín	54,731	49,257
Héctor Grisi	1,299	585
José Antonio Álvarez	20,326	19,495
Total	76,356	69,338
d) Insurance
The Group pays for life insurance policies for the Bank’s directors, who will be entitled to receive benefits if they are declared disabled. In the event of death, the benefits will be payable to their heirs. The premiums paid by the Group are included in the 'Other remuneration' column of the table shown in Note 5.a.iii above. Also, the following table provides information on the sums insured for the Bank’s directors:

Insured capital
EUR thousand
	2024	2023
Ana Botín	21,525	21,054
Héctor Grisi	12,600	50
José Antonio Álvarez	11,215	11,910
Total	45,340	33,014
The insured capital has been modified in 2018 for Ana Botín as part of the pension systems transformation set out in note 5.c) above, which has encompassed the elimination of the supplementary benefits systems (death of spouse and death of parent) and the increase of the life and accident insurance annuities.
During 2024 and 2023, the Group has disbursed a total amount of EUR 13.5 million and EUR 13.2 million, respectively, for the payment of civil-liability insurance premiums. These premiums correspond to several civil-liability insurance policies that hedge, among others, directors, senior management and other managers and employees of the Group and the Bank itself, as well as its subsidiaries, in light of certain types of potential claims of third parties. For this reason, it is not possible to disaggregate or individualize the amount that correspond to the directors and executives.
As of 31 December 2024 and 2023, no life insurance commitments exist for the Group in respect of any other directors.

e) Deferred variable remuneration systems
The following information relates to the maximum number of shares to which the executive directors are entitled at the beginning and end of 2024 and 2023 due to their participation in the deferred variable remuneration systems, which instrumented a portion of their variable remuneration relating to 2024 and prior years, as well as on the deliveries, in shares or in cash, made to them in 2024 and 2023 once the conditions for the receipt thereof had been met (see Note 46):
i) Deferred variable compensation plan linked to multiannual objectives
In the annual shareholders meeting of 18 March 2016, with the aim of simplifying the remuneration structure, improving the ex-ante risk adjustment and increasing the incidence of long-term objectives, the bonus plan (deferred and conditioned variable compensation plan) and ILP were replaced by one single plan.
The variable remuneration of executive directors and certain executives (including senior management) corresponding to 2024 has been approved by the board of directors and implemented through the ninth cycle of the deferred variable remuneration plan linked to multi-year objectives. The application of the plan was authorised by the annual general meeting of shareholders, as it entails the delivery of shares to the beneficiaries.
As indicated in section a.ii of this note, 60% of the variable remuneration amount is deferred over five years for executive directors, to be paid, where appropriate, in five portions, provided that the conditions of permanence in the Group, according to the following accrual scheme:
•The accrual of the first and second parts (instalments in 2026 and 2027) is conditional on none of the malus clauses being triggered.
•The accrual of the third, fourth and fifth parts (instalments in 2028, 2029 and 2030) is linked to non-concurrence of malus clauses and the fulfilment of certain objectives related to the 2024‑ 2026 period. These objectives and their respective weights are:
–Banco Santander’s consolidated Return on tangible equity (RoTE) target in 2026 (weight of 40%).
–Relative performance of Banco Santander's total shareholder return (TSR) in 2024-2026 in respect of the weighted TSR of a peer group comprising 9 credit institutions, with the appropriate TSR ratio based on the group’s TSR among its peers (weight of 40%).
–Four sustainability metrics, which have different weighting (with a total weight of 20%).
The degree of compliance with the above objectives determines the percentage to be applied to the deferred amount in these three annuities, with a maximum achievement ratio of 125%, so executives have the incentive to exceed their targets.
Both the immediate (short-term) and each of the deferred (long-term and conditioned) portions are paid 50% in cash and the remaining 50% in instruments.
The accrual of deferred amounts (whether or not subject to performance measures) is conditioned, in addition to the permanence of the beneficiary in the Group, to non-occurrence, during the period prior to each of the deliveries, of any the circumstances giving rise to the application of malus as set out in the Group’s remuneration policy in its chapter related to malus and clawback. Likewise, the amounts already paid of the incentive will be subject to clawback by the Bank in the cases and during the term foreseen in said policy, and in accordance with the terms and conditions foreseen in it.
Malus and clawback clauses are triggered by poor financial performance of Banco Santander, a division or area, or exposures from staff as a result of an executive(s)’s management of, at least, one of these factors:
i.Significant failures in risk management committed by the entity, or by a business unit or risk control.
ii.The increase suffered by the entity or by a business unit of its capital needs, not foreseen at the time of generation of the exposures.
iii.Regulatory sanctions or judicial sentences from events that could be attributable to the unit or the personnel responsible for those. Also, the breach of internal codes of conduct of the entity.
iv.Irregular conduct, whether individual or collective. In this regard, the negative effects derived from the marketing of inappropriate products and the responsibilities of the people or bodies that made those decisions will be specially considered.
In addition to the existing policy on malus and clawback clauses of our remuneration policy, the addendum to our remuneration policy entitled 'Financial Statement Restatement Compensation' regulates the recoupment of compensation received by the executive directors of Banco Santander, S.A., and senior management, in the event of a financial restatement (according to the regulation) resulting from material noncompliance with financial reporting requirements under US federal securities laws.
The maximum number of shares to be delivered is calculated by taking into account the average weighted daily volume of the average weighted listing prices corresponding to the fifty trading sessions prior to the previous Friday (excluded) to the date on which the bonus is agreed by the board of executive directors of the Bank.

ii) Shares assigned by deferred variable remuneration plans
The following table shows the number of Santander shares assigned to each director already in service and pending delivery as of 1 January 2023, 31 December 2023 and 31 December 2024, as well as the gross shares that were delivered to them in 2023 and 2024, either in the form of an immediate payment or a deferred payment. In this case after having been appraised by the board, at the proposal of the remuneration committee, that the corresponding one-fifth of each plan had accrued. They come from the deferred conditional and linked to multi-year objectives in 2018, 2019, 2020, 2021, 2022, 2023 and 2024 were formalized.

Share-based variable remuneration
	Maximum number of shares to be delivered at January 1,2023	Shares delivered in 2023 (immediate payment 2022 variable remuneration)	Shares delivered in 2023 (deferred payment 2021 variable remuneration)	Shares delivered in 2023 (deferred payment 2020 variable remuneration)	Shares delivered in 2023 (deferred payment 2019 variable remuneration)	Shares delivered in 2023 (deferred payment 2018 variable remuneration)	Variable remuneration 2023 (Maximum number of shares to be delivered)
2018 variable remuneration
Ana Botín	68,800	—	—	—	—	(34,400)	—
José Antonio Álvarez	45,975	—	—	—	—	(22,988)	—
	114,776					(57,388)
2019 variable remuneration
Ana Botín	106,357	—	—	—	(35,452)	—	—
José Antonio Álvarez	71,079	—	—	—	(23,693)	—	—
	177,435				(59,145)
2020 variable remuneration
Ana Botín	149,095	—	—	(37,274)	—	—	—
José Antonio Álvarez	80,983	—	—	(20,246)	—	—	—
	230,078			(57,520)
2021 variable remuneration
Ana Botín	888,373	—	(177,675)	—	—	—	—
José Antonio Álvarez	599,555	—	(119,911)	—	—	—	—
	1,487,928		(297,586)
2022 variable remuneration
Ana Botín	631,829	(273,410)	—	—	—	—	—
José Antonio Álvarez	426,475	(184,521)	—	—	—	—	—
	1,058,305	(457,931)
2023 variable remuneration
Ana Botín	—	—	—	—	—	—	1,127,209
José Antonio Álvarez	—	—	—	—	—	—	749,143
							1,876,352
2024 variable remuneration[1]
Ana Botín	—	—	—	—	—	—	—
Héctor Grisi	—	—	—	—	—	—	—

1.For each director, 40% of the shares indicated correspond to the short-term variable (or immediate payment). The remaining 60% is deferred for delivery, where appropriate, by fifths in the next five years, the last three being subject to the fulfilment of multiannual objectives.

Maximum number of shares to be delivered at December 31, 2023	Instruments matured but not consolidated at January 1, 2024[2]	Shares delivered in 2024 (immediate payment 2023 variable remuneration)	Shares delivered in 2024 (deferred payment 2022 variable remuneration)	Shares delivered in 2024 (deferred payment 2021 variable remuneration)	Shares delivered in 2024 (deferred payment 2020 variable remuneration)	Shares delivered in 2024 (deferred payment 2019 variable remuneration)	Shares delivered in 2024 (deferred payment 2018 variable remuneration)	Variable remuneration 2024 (Maximum number of shares to be delivered)	Maximum number of shares to be delivered at December 31, 2024

34,400	—	—	—	—	—	—	(34,400)	—	—
22,988	—	—	—	—	—	—	(22,988)	—	—
57,388							(57,388)

70,905	—	—	—	—	—	(35,452)	—	—	35,452
47,386	—	—	—	—	—	(23,693)	—	—	23,693
118,290						(59,145)			59,145

111,821	(18,674)	—	—	—	(31,049)	—	—	—	62,098
60,737	(10,143)	—	—	—	(16,865)	—	—	—	33,729
172,558	(28,817)				(47,914)				95,827

710,698	—	—	—	(177,675)	—	—	—	—	533,023
479,644	—	—	—	(119,911)	—	—	—	—	359,733
1,190,342				(297,586)					892,756

358,419	—	—	(62,334)	—	—	—	—	—	296,085
241,954	—	—	(42,079)	—	—	—	—	—	199,875
600,374			(104,413)						495,961

1,127,209	—	(469,286)	—	—	—	—	—	—	657,923
749,143	—	(321,645)	—	—	—	—	—	—	427,498
1,876,352		(790,931)							1,085,421

—	—	—	—	—	—	—	—	976,463	976,463
—	—	—	—	—	—	—	—	656,032	656,032
								1,632,495	1,632,495

2.The levels of achievement of the multi-year metrics of the long-term variable remuneration plans:

1) Sixth cycle of the deferred multi-year objectives variable remuneration plan (2021): 91.6% of achievement for the period 2021-2023.
a. CET1 metric at 100% of achievement for 2023 year-end period (target 12.00%). Weight of 33.3%.
b. Underlying BPA growth at 150% of achievement (target growth of 100%). Weight of 33.3%.
c. TSR metric at 25% of achievement (target of 33 to 66 percentile). Weight of 33.3%.

2) Fifth cycle of the deferred multi-year objectives variable remuneration plan (2020): 83.0% of achievement for the period 2020-2022.
a. CET1 metric at 100% of achievement for 2022 year-end period (target 12.00%). Weight of 33.3%.
b. Underlying BPA growth at 150% of achievement (target growth of 10%). Weight of 33.3%.
c. TSR metric at 0% of achievement (minimum target of 33% not reached). Weight of 33.3%.

3) Forth cycle of the deferred multi-year objectives variable remuneration plan (2019): 33.3% of achievement for the period 2019-2021.
a. CET1 metric at 100% of achievement for 2021 year-end period (target 12.00%). Weight of 33.3%.
b. Underlying BPA growth at 0% of achievement (target growth of 15%). Weight of 33.3%.
c. TSR metric at 0% of achievement (minimum target of 33% not reached). Weight of 33.3%.
Furthermore, the maximum number of RSUs of PagoNxt, S.L. to be delivered under the current plan is 10,621 and 8,921 units for Ana Botín and Héctor Grisi, respectively.
In addition, the table below shows the cash delivered in 2024 and 2023, by way of either immediate payment or deferred payment, in the latter case once the Board had determined, at the proposal of the remuneration committee, that one-fifth relating to each plan had accrued:

EUR thousand
	2024		2023
	Cash paid (immediate payment 2023 variable remuneration)	Cash paid (deferred payments from 2022, 2021, 2020 and 2019 variable remuneration)	Cash paid (immediate payment 2022 variable remuneration)	Cash paid (deferred payments from 2021, 2020, 2019 and 2018 variable remuneration)
Ana Botín	1,780	1,419	1,689	1,117
Héctor Grisi	1,220	863	1,823	697
José Antonio Álvarez	0	945	1,140	737
Total	3,000	3,228	4,651	2,551
iii) Information on former members of the board of directors
The chart below includes information on the maximum number of shares to which former members of the board of directors, are entitled for their participation in the various deferred variable remuneration systems, which instrumented a portion of their variable remuneration relating to the years in which they were executive directors. Also set forth below is information on the deliveries, whether in shares or in cash, made in 2024 and 2023 to former board members, upon achievement of the conditions for the receipt thereof (see note 46):

Maximum number of shares to be delivered
	2024	2023
Deferred conditional variable remuneration plan and linked to objectives (2018)	—	29,860
Deferred conditional variable remuneration plan and linked to objectives (2019)	24,490	48,980
Deferred conditional variable remuneration plan and linked to objectives (2020)	71,024	106,536
Deferred conditional variable remuneration plan and linked to objectives (2021)	206,100	300,000
Deferred conditional variable remuneration plan and linked to objectives (2022)	—	—
Deferred conditional variable remuneration plan and linked to objectives (2023)	—	—

Number of shares delivered
	2024	2023
Deferred conditional variable remuneration plan and linked to objectives (2017)	—	6,145
Deferred conditional variable remuneration plan and linked to objectives (2018)	29,860	29,860
Deferred conditional variable remuneration plan and linked to objectives (2019)	24,490	24,490
Deferred conditional variable remuneration plan and linked to objectives (2020)	35,512	42,632
Deferred conditional variable remuneration plan and linked to objectives (2021)	12,911	75,000
Deferred conditional variable remuneration plan and linked to objectives (2022)	—	—
Deferred conditional variable remuneration plan and linked to objectives (2023)	—	—
In addition, EUR 650 thousand and EUR 1,471 thousand relating to the deferred portion payable in cash of the aforementioned plans were paid each in 2024 and 2023.
f) Loans
Grupo Santander’s direct risk exposure to the bank’s directors and the guarantees provided for them are detailed below. These transactions were made on terms equivalent to those that prevail in arm’s-length transactions or the related compensation in kind was recognized:

EUR thousand
	2024			2023
	Loans and credits	Guarantees	Total	Loans and credits	Guarantees	Total
Ana Botín	—	—	—	26	—	26
Héctor Grisi	—	—	—	8	—	8
José Antonio Álvarez	—	—	—	4	—	4
Glenn Hutchins	—	—	—	—	—	—
Antonio Francesco Weiss B	—	—	—	—	—	—
Belén Romana	—	—	—	—	—	—
Bruce Carnegie-Brown A	—	—	—	—	—	—
Germán de la Fuente	—	—	—	—	—	—
Gina Díez Barroso	5	—	5	1	—	1
Henrique de Castro	—	—	—	—	—	—
Homaira Akbari	—	—	—	—	—	—
Javier Botín	—	—	—	4	—	4
Juan Carlos Barrabés C	138	—	138	—	—	—
Luis Isasi	—	—	—	—	—	—
Pamela Walkden	—	—	—	—	—	—
Ramiro Mato D	—	—	—	—	—	—
Sol Daurella	—	—	—	51	—	51
	143	—	143	94	—	94
A.Ceased as director of Banco Santander, S.A. on 22 March 2024.
B.Director since 27 June 2024.
C.Director since 27 June 2024.
D.Ceased as director of Banco Santander, S.A. on 27 June 2024 .
g) Senior management
The table below includes the amounts relating to the short-term remuneration of the members of senior management at 31 December 2024 and those at 31 December 2023, excluding the remuneration of the executive directors, which is detailed above. This amount has been reduced by 39% compared to that reported in 2014 (EUR 80,792 thousand):

EUR thousand
		Short-term salaries and deferred remuneration
			Variable remuneration (bonus) - Immediate payment			Deferred variable remuneration
Year	Number of persons	Fixed	In cash	In instruments[2]		In cash	In instruments[3]	Pensions	Other remuneration[1]	Total
2024	14	16,466	7,376	7,377		3,319	3,320	4,520	7,153	49,531
2023	14	17,109	7,355	7,356	—	3,219	3,220	4,775	7,135	50,169
1.    Includes other remuneration items such as life and medical insurance premiums and localization aids and lastly RSUs from PagoNxt S.L., for his work as a director in said entity.
2.    The amount of immediate payment for 2024 is 1,611,965 shares (1,567,930 Santander shares and 1,386,491 share options in 2023).
3.    The deferred amount in instruments not linked to long-term objectives for 2024 is 725,399 shares ( 700,305 Santander shares and 554,597 share options in 2023).
In 2024, the ratio of variable to fixed pay components was 116% of the total for senior managers, well within the maximum limit of 200% set by 2024 AGM.
Also, the detail of the breakdown of the remuneration linked to long-term objectives of the members of senior management at 31 December 2024 and 31 December 2023 is provided below. These remuneration payments shall be received, as the case may be, in the corresponding deferral periods, upon achievement of the conditions stipulated for each payment (see note 46):

EUR thousand
		Variable remuneration subject to long-term objectives[1]
Year	Number of people	Cash payment	Instrument payment	Total
2024	14	3,485	3,486	6,971
2023	14	3,380	3,381	6,761
1.    Relates to the fair value of the maximum annual amounts for years 2028, 2029 and 2030 of the ninth cycle of the deferred conditional variable remuneration plan (2027, 2028 and 2029 for the eighth cycle of the deferred variable compensation plan linked to annual objectives for the year 2023).
Additionally, members of senior management who stepped down from their roles in 2024 consolidated salary remuneration and other remuneration for a total amount of EUR 12,303 thousand (EUR 3,560 thousand in 2022). In 2024 rights regarding variable pay subject to long-term objectives amounted to EUR 633 thousand (this right has not been generated in 2023 for this collective).
The maximum number of Santander shares that the members of senior management at each plan grant date (excluding executive directors) were entitled to receive as of 31 December 2024 and 31 December 2023 relating to the deferred portion under the various plans then in force is the following (see note 46):

Maximum number of shares to be delivered
	2024	2023
Deferred conditional variable remuneration plan and linked to objectives (2018)	—	72,734
Deferred conditional variable remuneration plan and linked to objectives (2019)	71,294	176,704
Deferred conditional variable remuneration plan and linked to objectives (2020)	370,522	728,200
Deferred conditional variable remuneration plan and linked to objectives (2021)	966,680	1,824,824
Deferred conditional variable remuneration plan and linked to objectives (2022)	1,430,464	2,320,032
Deferred conditional variable remuneration plan and linked to objectives (2023)	1,395,815	—
Since the conditions established in the corresponding deferred share-based remuneration schemes for prior years had been met, the following number of Santander shares was delivered in 2024 and 2023 to the senior management, in addition to the payment of the related cash amounts:

Number of shares delivered
	2024	2023
Deferred conditional variable remuneration plan and linked to objectives (2017)	—	11,046
Deferred conditional variable remuneration plan and linked to objectives (2018)	57,730	72,734
Deferred conditional variable remuneration plan and linked to objectives (2019)	71,294	88,352
Deferred conditional variable remuneration plan and linked to objectives (2020)	185,261	292,737
Deferred conditional variable remuneration plan and linked to objectives (2021)	351,777	456,206
Deferred conditional variable remuneration plan and linked to objectives (2022)	357,615	2,070,634
Deferred conditional variable remuneration plan and linked to objectives (2023)	1,212,984	—
As indicated in note 5.c above, senior management participate in the benefit system created in 2012, which covers the contingencies of retirement, disability and death. Banco Santander makes annual contributions to the benefit plans of its senior managers. In 2012, the contracts of the senior managers with benefit pension commitments were amended to transform them into a contribution system. The system, which is outsourced to Santander Seguros y Reaseguros, Compañía Aseguradora, S.A., gives senior managers the right to receive benefits upon retirement, regardless of whether or not they are active at Banco Santander at such time, based on contributions to the system. This new system replaced their previous right to receive a pension supplement in the event of retirement. In the event of pre-retirement, and up to the retirement date, senior managers appointed prior to September 2015 are entitled to receive an annual allowance.
In addition, further to applicable remuneration regulations, from 2016 (inclusive), a discretionary pension benefit component of at least 15% of total remuneration in contributions to the pension system has been included. Under the regime corresponding to these discretionary benefits, the contributions that are calculated on variable remunerations are subject to malus and clawback clauses, subject to policies applicable at each time, and during the same period in which the variable remuneration is deferred.
Likewise, the annual contributions calculated on variable remunerations must be invested in Bank shares for a period of five years from the date that the senior manager leaves the Group, regardless of whether or not they leave to retire. Once that period has elapsed, the amount invested in shares will be reinvested, along with the remainder of the cumulative balance corresponding to the senior manager, or it will be paid to the senior manager or to their beneficiaries in the event of a contingency covered by the benefits system.

The contracts of some members of senior management were modified at the beginning of 2018 with the same objective and changes indicated in section c of this note for Ana Botín. The modifications, which are aimed at aligning the annual contributions with the practices of comparable institutions and reducing the risk of future obligations by eliminating the supplementary scheme for death (widowhood and orphanhood) and permanent disability in service without increasing the costs to the bank, are as follows:
•Contributions to the pensionable bases were reduced. Gross annual salaries were increased in the corresponding amount.
•The death and disability supplementary benefits were eliminated since 1 January 2018 for some members of senior management and since 1 April 2018 for executive directors. A fixed remuneration supplement reflected in other remuneration in the table above was implemented on the same date.
•The amounts insured for life and accident insurance were increased.
All of the above was done without an increase in total cost for the Bank.
The balance as of 31 December 2024 in the pension system for those who were part of senior management at year end amounted to EUR 51 million (EUR 57 million at 31 December 2023).
The net charge to income corresponding to pension amounted to EUR 4.5 million in 2024 (EUR 4.7 million in 31 December 2023).
In 2024 and 2023 there have been no payments in the form of a single payment of the annual voluntary pre-retirement allowance.
Additionally, the capital insured by life and accident insurance at 31 December 2024 of this group amounts to EUR 83 million (EUR 84.4 million at 31 December 2023).
h) Post-employment benefits to former directors and former senior executive vice presidents
The post-employment benefits and settlements paid in 2024 to former directors of the Bank, other than those detailed in note 5.c amounted to EUR 5.6 million and EUR 5.6 million in 2023, respectively. Also, the post-employment benefits and settlements paid in 2024 to former executive vice presidents amounted to EUR 12.7 million and EUR 15.0 million in 2023, respectively.
Contributions to insurance policies that hedge pensions to previous members of the Bank’s board of directors, amounted to EUR 0.17 million in 2024 (EUR 0.17 million in 2023). Likewise, contributions to insurance policies that hedge pensions for previous senior managers amounted to EUR 2.3 million in 2024 (EUR 3.3 million in 2023).
No releases or charges were recorded in the consolidated income statement for pension commitments and similar obligations held by the Group with previous former members of the bank's board of directors or former members of senior management in 2024 and 2023.
In addition, 'Provisions - Pension Fund and similar obligations' in the consolidated balance sheet as at 31 December 2024 included EUR 46 million in respect of the post-employment benefit obligations to former Directors of the Bank (EUR 46 million at 31 December 2023) and EUR 96 million corresponding to former members of senior management (EUR 88 million at 31 December 2023).
i) Pre-retirement and retirement
The board of directors approved an amendment to the contracts of executive directors whereby they ceased to have the right to pre-retire in case of termination of his contract.
j) Contract termination
The executive directors and members of senior management have indefinite-term employment contracts. Executive directors or senior managers whose contracts are terminated voluntarily or due to breach of duties are not entitled to receive any economic compensation. If Banco Santander terminates the contract for any other reason, they will be entitled to the corresponding legally-stipulated termination benefit, without prejudice to any compensation that may for non-competition obligations, as detailed in the directors' remuneration policy.
If Banco Santander were to terminate her contract, Ana Botín would have to remain at Banco Santander’s disposal for a period of 4 months in order to ensure an adequate transition, and would receive her fixed salary during that period.
k) Information on investments held by the directors in other companies and conflicts of interest
None of the members of the board of directors have declared that they or persons related to them may have a direct or indirect conflict of interest with the interests of Banco Santander, S.A., as set forth in article 229 of the Corporate Enterprises Act.